SUPPLEMENT DATED MAY 1, 2007

TO PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This is a Supplement to the Futurity Prospectus, dated May 1, 2006, for variable annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

On April 27, 2007, certain of the variable investment options that may be available under your variable annuity contract were changed. Specifically, each variable investment option listed in the left column of the table below automatically became the variable investment option listed opposite it in the right column.

These Variable Investment Options	Became These Variable Investment Options
Legg Mason Partners Variable Total Return Portfolio, Class I	Legg Mason Partners Variable Capital and Income Portfolio, Class I
Legg Mason Partners Variable All Cap Portfolio, Class I	Legg Mason Partners Variable Fundamental Value Portfolio, Class I

If the Futurity Prospectus for your variable annuity contract permitted you to invest in a variable investment option shown in the left column above, you may continue to select the corresponding variable investment option shown in the right column.

Any amounts that you already had invested in one of the options listed in the left column did not change; except that, beginning on April 27, 2007, that option commenced to invest in and be based on the corresponding Fund that is listed in the right column. These changes resulted from the reorganization of each Fund listed in the left column into the corresponding Fund listed in the right column.

You may continue to make transfers into or out of any of these or any other variable investment options that are available to you; provided that such transfers are made in the manner and subject to the terms and conditions described in the Futurity Prospectus.

Any instructions that you currently have in force with respect to one of the options in the left column will automatically continue with respect to that option as changed (and as reflected in the right column). Such continuing instructions would include, for example, instructions concerning allocation of premium payments or charges under your variable annuity contract, and instructions for automatic transactions, such as periodic withdrawals, dollar cost averaging, or periodic asset rebalancing. However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in the Futurity Prospectus.

We may modify or delete any of the variable options in the future, as described in the Futurity Prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.